Exhibit 10.2

EXECUTION COPY

$25,000,000 INCREMENTAL TERM LOAN FACILITY

INCREMENTAL AMENDMENT

Dated as of April 7, 2011

among

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.,

as Borrower

CITIBANK, N.A.,

as Administrative Agent

and

EACH OF THE UNDERSIGNED BANKS AND OTHER FINANCIAL INSTITUTIONS PARTY HERETO AS LENDERS

INCREMENTAL AMENDMENT

THIS INCREMENTAL AMENDMENT (this “Amendment”), dated as of April 7, 2011, is made by and among AVENTINE RENEWABLE ENERGY HOLDINGS, INC., a Delaware corporation (the “Borrower”), CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders under, and as defined in, the Credit Agreement (as defined below) and each of the undersigned banks and other financial institutions party hereto as Lenders (in such capacity, the “Incremental Term Loan Lenders”).

PRELIMINARY STATEMENTS:

(1)           The Borrower, the Administrative Agent, the other agents party thereto, and the lenders from time to time party thereto are parties to a Senior Secured Term Loan Credit Agreement, dated as of December 22, 2010 (as amended by that certain Letter Extension, Amendment and Waiver, dated as of March 22, 2010, and as otherwise amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement;

(2)           The Borrower has requested that the Incremental Term Loan Lenders collectively provide New Term Loan Commitments hereunder, and make New Term Loans pursuant thereto, in an aggregate amount equal to $25,000,000 (the “Aggregate Incremental Term Loan Commitment”) on the Effective Date (as defined below), and each Incremental Term Loan Lender is prepared to make a portion of such Aggregate Incremental Term Loan Commitment, and to provide a portion of the New Term Loans pursuant thereto, in the respective amounts set forth on Schedule 1 hereto, in each case subject to the other terms and conditions set forth herein; and

(3)           The Borrower, the Incremental Term Loan Lenders and the Administrative Agent are entering into this Amendment in order to evidence such New Term Loan Commitments and New Term Loans, which are to be made in the form of New Term Loan Commitments and New Term Loans, in accordance with Section 2.10 of the Credit Agreement.

(4)           This Amendment constitutes an amendment and supplement to, an “Incremental Amendment” referred to in Section 2.10(e) of, and a “Loan Document” as defined in, the Credit Agreement; and, in accordance with Section 2.10(e) and the second paragraph of Section 10.01 of the Credit Agreement, the consent of neither the Required Lenders nor any Lender (other than the Incremental Term Loan Lenders) is required herefor.

In consideration of the premises and the mutual covenants contained herein, the parties hereby agree as follows:

SECTION 1.           New Term Loans.  Pursuant to Section 2.10 of the Credit Agreement, and subject to the satisfaction of the conditions set forth in Section 3 hereof, on and as of the Effective Date:

(a)           Each Incremental Term Loan Lender that is, prior to the Effective

Date, a Lender under the Credit Agreement (an “Increasing Term Loan Lender”) agrees that upon, and subject to, the occurrence of the Effective Date, such Incremental Term Lender’s Commitment shall be increased, as contemplated by Section 2.10 of the Credit Agreement, by the amount set forth opposite such Incremental Term Lender’s name under the heading “New Term Loan Commitment” on Schedule 1 to this Amendment.  From and after the Effective Date, each reference in the Credit Agreement to any Increasing Term Loan Lender’s Commitment shall mean its Commitment, as increased by the amount set forth opposite such Incremental Term Lender’s name under the heading “Incremental Commitment” on Schedule 1 to this Amendment, and as set forth opposite its name on Schedule 2 to this Amendment under the heading “Commitment” on Schedule 2 to this Amendment.

(b)           Each Incremental Term Loan Lender that is not, prior to the Effective Date, a Lender under the Credit Agreement (each, an “Additional Term Loan Lender”), agrees that upon, and subject to, the occurrence of the Effective Date, such Incremental Term Loan Lender shall be deemed to be, and shall become, a “Lender” for all purposes of, and subject to all the obligations of a “Lender” under, the Credit Agreement and the other Loan Documents, and shall have a Commitment that is equal to the amount set forth opposite such Incremental Term Loan Lender’s name under the heading “Incremental Commitment” on Schedule 1 to this Amendment.  The Borrower and the Administrative Agent hereby agree that from and after the Effective Date, each Additional Term Loan Lender shall be deemed to be, and shall become, a “Lender” for all purposes of, and with all the rights and remedies of a “Lender” under, the Credit Agreement and the other Loan Documents.  From and after the Effective Date, each reference in the Credit Agreement to any Additional Term Loan Lender’s Commitment shall mean its Commitment as established pursuant to this Amendment, and as set forth opposite its name on Schedule 2 to this Amendment under the heading “Commitment” on Schedule 2 to this Amendment.

(c)          Each Increasing Term Loan Lender and each Additional Term Loan Lender hereby agrees to make New Term Loans to the Borrower on the Effective Date in a principal amount not to exceed its respective incremental Commitment, which constitutes such Person’s Commitment (as determined giving effect to this Amendment) net of the aggregate principal amount of such Person’s Loans to the Borrower prior to the Effective Date.

(d)           The Borrower and the Administrative Agent each hereby acknowledge that, in accordance with Section 2.10(d) of the Credit Agreement, each Additional Term Loan Lender is reasonably acceptable to such party.

SECTION 2.           Amendments to the Credit Agreement.  Pursuant to Section 2.10 of the Credit Agreement, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, effective on and as of the Effective Date, the Credit Agreement is hereby amended as follows:

(a)   The definitions of “Applicable Percentage”, “Borrowing”, “Commitment”, “Fee Letter” and “Maturity Date” in Section 1.01 are amended in full to read as follows:

““Applicable Percentage” means, with respect to any Lender at any time, the percentage (carried out to the ninth decimal place) of the Term Facility represented by such Lender’s Commitment (if any) or Loan (as applicable) at such time.  The Applicable Percentage of each Lender in respect of the Term Facility is set forth on Schedule I hereto or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.”

““Borrowing” means (a) a borrowing consisting of simultaneous Term Loans of the same Type and, in the case of LIBOR Loans, having the same Interest Period made by each of the Lenders pursuant to Section 2.01 and (b) a borrowing consisting of simultaneous New Term Loans of the same Type and, in the case of LIBOR Loans, having the same Interest Period made by each of the Lenders pursuant to Section 2.01.”

““Commitment” means, with respect to any Lender, such Lender’s obligation to make a Loan to the Borrower pursuant to Section 2.01 in an aggregate principal amount not to exceed the amount set forth under the caption “Commitment” opposite such Lender’s name on Schedule I hereto.  The aggregate amount of the Commitments as of the New Term Loan Effective Date is $225,000,000.”

““Fee Letter” means (a) the fee letter, dated August 2, 2010, between the Borrower and CGMI; (b) the agency fee letter, dated as of December 22, 2010, between the Borrower and Citibank, N.A. and (c) the fee letter, dated as of March 25, 2011, between the Borrower and Macquarie Capital (USA) Inc.”

““Maturity Date” means, with respect to any Loan, the date which is the fifth anniversary of the Closing Date, in each case subject to extension thereof in accordance with Section 2.11; provided, however, that if such date is not a Business Day, the Maturity Date shall be the immediately preceding Business Day.”

(b)   Section 2.01 is amended in full to read as follows:

“The Loans.  Subject to the terms and conditions set forth herein, (a) each Lender severally agrees to make a single term loan (each such loan, a “Term Loan”) to the Borrower on the Closing Date and (b) each Incremental Term Loan Lender severally agrees to make a New Term Loan to the Borrower on the New Term Loan Effective Date, in each case in an aggregate principal amount not to exceed the amount of such Lender’s Commitment (net of the aggregate principal amount of such Lender’s Loans to the Borrower prior to such date) on such date.

Loans may be ABR Loans or LIBOR Loans, as further provided herein.  Amounts borrowed under this Section 2.01 and repaid or prepaid may not be reborrowed.”

(c)   The first paragraph of Section 10.06(b)(vi) is amended in full to read as follows:

“Notwithstanding anything to the contrary contained herein, any Lender may assign all or any portion of its Loans hereunder to the Borrower or any of its Subsidiaries; provided that the aggregate principal amount of the Loans assigned to the Borrower or any of its Subsidiaries pursuant to this Section 10.06(b)(vi) shall not exceed 33% of the original principal amount of the Term Loans and any New Term Loans in the aggregate, but only if:”

(d)   Section 10.06(h) is amended in full to read as follows:

“Notwithstanding anything to the contrary contained herein, the Loans may be assigned to Affiliates of the Borrower (such Affiliate, an “Affiliated Lender”); provided that such Affiliate shall have no right whatsoever so long as such Person is an Affiliate of the Borrower (i) to consent to any amendment, modification, waiver, consent or other such action with respect to any of the terms of this Amendment or any other Loan Document, (ii) to require any Agent or other Lender to undertake any action (or refrain from taking any action) with respect to this Amendment or any other Loan Document, (iii) otherwise vote on any matter related to this Amendment or any other Loan Document, (iv) to attend (or receive any notice of) any meeting, conference call or correspondence with any Agent or Lender or receive any information from any Agent or Lender, (v) to have access to the Platform (including, without limitation, that portion of the Platform that has been designated for “private-side” Lenders) or (vi) to make or bring any claim, in its capacity as Lender, against the Agent or any Lender with respect to the duties and obligations of such Persons under the Loan Documents; and provided further that the aggregate principal amount of the Loans assigned to Affiliated Lenders pursuant to this Section 10.06(h) shall not exceed 33% of the original principal amount of the Term Loans and any New Term Loans in the aggregate.”

(e)   Each reference to “Term Loan” in the definitions of “ABR Loan”, “Applicable Percentage”, “Available Amount”, “Borrowing Notice”, “Defaulting Lender”, “Disqualified Stock”, “Interest Payment Date”, “LIBOR Loan”, “Note”, “Required Lenders”, “Type” in Section 1.01, Articles II (other than Section 2.01), III, VII, VIII and X (other than the Section 10.06(b)(vi) and (h)) is replaced with a reference to “Loan”.

(f)    Schedules I and II of the Credit Agreement are amended in full with Schedules 2 and 3 of this Amendment, respectively.

SECTION 3.           Conditions to Effectiveness on Effective Date.  This Amendment,

and the obligations of the Incremental Term Loan Lenders to make their respective New Term Loan Commitments, and to fund their respective New Term Loans, as specified in Section 1 hereof, shall become effective on and as of the Business Day occurring on or before April 30, 2011 on which the following conditions shall have been satisfied (the “Effective Date”):

(a)           The Administrative Agent (or its counsel) shall have received from each party hereto or to the Consent attached hereto either (i) a counterpart of this Amendment and the Consent signed on behalf of such party, as applicable, or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment and the Consent, as applicable.

(b)           The Administrative Agent shall have received a Borrowing Notice, completed and delivered in accordance with the terms of Section 2.02 of the Credit Agreement.

(c)           The Administrative Agent shall have received, on behalf of itself and the Lenders, a favorable written opinion of Akin Gump Strauss Hauer and Feld, LLP, special counsel to the Borrower and the other Loan Parties, (i) dated the Effective Date, (ii) addressed to the Administrative Agent, the Collateral Agent and the Lenders, and (iii) in form and substance reasonably satisfactory to the Administrative Agent, and covering such matters as the Administrative Agent shall reasonably request relating to, as applicable, this Amendment and the other documents delivered in connection herewith on behalf of the Loan Parties, and each of the Borrower and the other Loan Parties hereby instructs its counsel to deliver such opinions.

(d)           All legal matters incident to this Amendment, the extensions of credit under the Credit Agreement as amended hereby and the other documents delivered in connection herewith or therewith shall be reasonably satisfactory to the Administrative Agent and to each Incremental Term Lender on the Effective Date.

(e)           The Administrative Agent shall have received each of the items referred to below:

(i)            a certificate of a Responsible Officer of the Borrower, dated the Effective Date and certifying:

(A)          that attached thereto is a true and correct copy of the resolutions of the Board of Directors or equivalent governing body of the Borrower approving the New Term Loan Facility and the Loan Documents to which it is or is to be a party; and

(B)           that there have been no changes to the documents delivered to the Administrative Agent pursuant to Section 4.01(a)(v)(A) and (B), and (a)(vi) of the Credit Agreement on the Closing Date;

(ii)           a Certificate of a Responsible Officer of the Borrower, dated the Effective Date and certifying:

(A)          that before and after giving effect to the New Term Loan Facility, (1) the representations and warranties of the Borrower contained in Article V of the Credit Agreement as amended hereby and the other Loan Documents are true and correct in all material respects on and as of the Effective Date, (except to the extent such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct as of such earlier date) and (2) no Default or Event of Default exists.

(iii)          a copy of the written notice from the Borrower requesting the New Term Loan Commitments constituting the Aggregate Incremental Term Loan Commitment, executed and delivered by the Borrower pursuant to Section 2.10(a) of the Credit Agreement; and

(iv)          a certificate from a Responsible Officer certifying that the Borrower is in compliance, on a pro forma basis after giving effect to the borrowing under the New Term Loan Facility, with Section 7.08 of the Credit Agreement, with such covenants recomputed as of the last day of the most recently ended fiscal quarter of the Borrower for which financial statements are available, as if such New Term Loans or Additional Term Commitments had occurred on the first day of each relevant period for testing such compliance; provided, that such certificate shall include reasonably detailed calculations demonstrating the Borrower’s compliance with such condition.

(f)            The Administrative Agent and the Incremental Term Loan Lenders shall have received all fees due and payable thereto on or prior to the Effective Date and, to the extent invoiced, all other amounts due and payable pursuant to the Loan Documents on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of such portion of the reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of Shearman & Sterling LLP) as is required to be reimbursed or paid by the Loan Parties hereunder or under any Loan Document.

SECTION 4.           Reference to and Effect on the Credit Agreement; Confirmation of Guarantors.

(a)   On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by, and after giving effect to, this Amendment.

(b)   Each Loan Document, after giving effect to this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed, except that, on and after the effectiveness of this Amendment, each reference in each of the Loan Documents (including the Subsidiary Guaranty and the other Collateral Documents) to the

“Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by, and after giving effect to, this Amendment.  Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, as amended by, and after giving effect to, this Amendment, in each case subject to the terms thereof.

(c)   The Borrower hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party and (ii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, the grant of security made by the Borrower pursuant to the Security Agreement) and confirms that such liens and security interests continue to secure the Obligations under the Loan Documents, including, without limitation, all Obligations resulting from or incurred pursuant to the Aggregate Incremental Term Loan Commitment, in each case subject to the terms thereof.

(d)   The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, or constitute a waiver of any provision of any of the Loan Documents.

SECTION 5.           Costs, Expenses.  The Borrower agrees to pay on demand all reasonable out of pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent).

SECTION 6.           Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier (or other electronic transmission) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7.           WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS

SECTION 7.

SECTION 8.           Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Incremental Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

By:	/s/ John W. Castle
Name: John W. Castle
Title: Chief Financial Officer

[SIGNATURE PAGE]

CITIBANK, N.A.,
as Administrative Agent

By:	/s/ Kirkwood Roland
Name: Kirkwood Roland
Title: Vice President

[SIGNATURE PAGE]

MACQUARIE BANK LIMITED,
as Incremental Term Lender

By:	/s/ Mark Topfer
Name: Mark Topfer
Title: Division Director

By:	/s/ Michele Del Bo
Name: Michele Del Bo
Title: Division Director

[SIGNATURE PAGE]

Schedule 1

New Term Loan Commitments and Incremental Term Loan Lenders

Incremental Term Loan Lender	Incremental Commitment
Macquarie Bank Limited	$25,000,000.00
Total	$25,000,000.00

Schedule 2

SCHEDULE I

COMMITMENTS AND APPLICABLE LENDING OFFICES

As per the Register maintained by the Administrative Agent pursuant to Section 10.06(c) of the Credit Agreement.

Schedule 3

SCHEDULE II

REPAYMENT OF LOANS

Payment Date	Amount
3/30/2011	$500,000
6/30/2011	$562,500
9/30/2011	$562,500
12/31/2011	$562,500
3/31/2012	$562,500
6/30/2012	$562,500
9/30/2012	$562,500
12/31/2012	$562,500
3/31/2013	$562,500
6/30/2013	$562,500
9/30/2013	$562,500
12/31/2013	$562,500
3/31/2014	$562,500
6/30/2014	$562,500
9/30/2014	$562,500
12/31/2014	$562,500
3/31/2015	$562,500
6/30/2015	$562,500
9/30/2015	$562,500
Maturity Date	$214,375,000

Total	$225,000,000